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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 20, 2002

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              DOCUCON, INCORPORATED

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                    74-2418590                 001-10185
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)


        8 AIRPORT PARK BOULEVARD
            LATHAM, NEW YORK                              12110
(Address of Principal Executive Offices)                (Zip Code)


                                 (518) 786-7733
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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                                Total number of pages included in this filing 2.

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ITEM 5.   OTHER EVENTS.

      On February 14, 2002, the Company filed its PREM14A preliminary proxy statement (the "Proxy Statement") soliciting from the Company's stockholders approval of, among other proposals, a reverse stock split to facilitate a merger with Digital Vision Systems, Inc. The Company intends to file a definitive proxy statement once auditors have completed year 2001 audited financial statements for both the Company and Digital Vision Systems, Inc. Accordingly, the Company anticipates filing a definitive proxy statement in April, 2002.

      The foregoing contains forward-looking statements including statements containing the words "believes," "anticipates," "expects," "intends" and words of similar import. These statements involve known and unknown risks and uncertainties that may cause the Company's post-merger actual results or outcomes to be materially different from those anticipated and discussed herein. Important factors that the Company believes might cause such differences include: (1) concentration of the Company's assets into one industry segment;
(2) the nature of the security industry (as defined herein); (3) the impact of changing economic conditions; (4) the actions of competitors, including pricing and new product introductions; and (5) those specific risks that are discussed in the cautionary statements accompanying the forward-looking statements in the Proxy Statement and in the risk factors detailed in the Company's previous filings with the Securities and Exchange Commission (the "Commission"). In assessing forward-looking statements contained herein, Stockholders are urged to read carefully all cautionary statements contained in the Proxy Statement and in those other filings with the Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      Pursuant to the instructions to Item 7 of Form 8-K, the following documents are incorporated herein by reference as Exhibits to this Form 8-K:

      (a)   EXHIBITS.

      EXHIBIT NO.             DOCUMENT DESCRIPTION
      -----------             --------------------

         4.1 PREM14A Preliminary Proxy Statement filed by the Company on February 14, 2002.


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



                                    DOCUCON, INCORPORATED

March 20, 2002

                                    By: /s/ Robert W. Schwartz
                                        --------------------------------------
                                         Robert W. Schwartz, President and CEO




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                                INDEX TO EXHIBITS


                                                                PAGE NO. IN
  EXHIBIT NO.    DOCUMENT DESCRIPTION                           EXHIBIT VOLUME
  ----------     --------------------                           --------------
     4.1         PREM14A Preliminary Proxy Statement                 N/A
                 filed by the Company on February 14, 2002.